Exhibit 28(q)(1)

TEXAS CAPITAL FUNDS TRUST

POWER OF ATTORNEY

I, J. Kyle Bass, as a Trustee of Texas Capital Funds Trust (the “Trust”), hereby constitute and appoint J. Steven Orr, President of the Trust, Joel Colpitts, Treasurer of the Trust, Neil Rajan, Secretary of the Trust, Karen Jacoppo-Wood, Assistant Secretary of the Trust, and Allison M. Fumai, Stephanie A. Capistron, and Stephen T. Cohen, Counsel at Dechert LLP, as the Trust’s true and lawful attorneys and agents with full power to sign for me in his or her capacity, on any or all Registration Statements and amendments thereto, including without limitation a Registration Statement on Form N-1A, and such other filings as may be appropriate, with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to the Trust, and hereby ratify and confirm my signatures as they may be signed by said attorneys and agents.

I hereby declare that a photostatic, xerographic or other similar copy of this original instrument shall be as effective as the original.

IN WITNESS WHEREOF, this 23 day of April, 2026.

/s/ J. Kyle Bass
J. Kyle Bass

TEXAS CAPITAL FUNDS TRUST

POWER OF ATTORNEY

I, Rhys J. Best, as a Trustee of Texas Capital Funds Trust (the “Trust”), hereby constitute and appoint J. Steven Orr, President of the Trust, Joel Colpitts, Treasurer of the Trust, Neil Rajan, Secretary of the Trust, Karen Jacoppo-Wood, Assistant Secretary of the Trust, and Allison M. Fumai, Stephanie A. Capistron, and Stephen T. Cohen, Counsel at Dechert LLP, as the Trust’s true and lawful attorneys and agents with full power to sign for me in his or her capacity, on any or all Registration Statements and amendments thereto, including without limitation a Registration Statement on Form N-1A, and such other filings as may be appropriate, with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to the Trust, and hereby ratify and confirm my signatures as they may be signed by said attorneys and agents.

I hereby declare that a photostatic, xerographic or other similar copy of this original instrument shall be as effective as the original.

IN WITNESS WHEREOF, this 23 day of April, 2026.

/s/ Rhys J. Best
Rhys J. Best

TEXAS CAPITAL FUNDS TRUST

POWER OF ATTORNEY

I, Daniel S. Hoverman, as a Trustee of Texas Capital Funds Trust (the “Trust”), hereby constitute and appoint J. Steven Orr, President of the Trust, Joel Colpitts, Treasurer of the Trust, Neil Rajan, Secretary of the Trust, Karen Jacoppo-Wood, Assistant Secretary of the Trust, and Allison M. Fumai, Stephanie A. Capistron, and Stephen T. Cohen, Counsel at Dechert LLP, as the Trust’s true and lawful attorneys and agents with full power to sign for me in his or her capacity, on any or all Registration Statements and amendments thereto, including without limitation a Registration Statement on Form N-1A, and such other filings as may be appropriate, with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to the Trust, and hereby ratify and confirm my signatures as they may be signed by said attorneys and agents.

I hereby declare that a photostatic, xerographic or other similar copy of this original instrument shall be as effective as the original.

IN WITNESS WHEREOF, this 23 day of April, 2026.

/s/ Daniel S. Hoverman
Daniel S. Hoverman

TEXAS CAPITAL FUNDS TRUST

POWER OF ATTORNEY

I, R. David Kelly, as a Trustee of Texas Capital Funds Trust (the “Trust”), hereby constitute and appoint J. Steven Orr, President of the Trust, Joel Colpitts, Treasurer of the Trust, Neil Rajan, Secretary of the Trust, Karen Jacoppo-Wood, Assistant Secretary of the Trust, and Allison M. Fumai, Stephanie A. Capistron, and Stephen T. Cohen, Counsel at Dechert LLP, as the Trust’s true and lawful attorneys and agents with full power to sign for me in his or her capacity, on any or all Registration Statements and amendments thereto, including without limitation a Registration Statement on Form N-1A, and such other filings as may be appropriate, with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to the Trust, and hereby ratify and confirm my signatures as they may be signed by said attorneys and agents.

I hereby declare that a photostatic, xerographic or other similar copy of this original instrument shall be as effective as the original.

IN WITNESS WHEREOF, this 23 day of April, 2026.

/s/ R. David Kelly
R. David Kelly

TEXAS CAPITAL FUNDS TRUST

POWER OF ATTORNEY

I, Jocelyn E. Kukulka, as a Trustee of Texas Capital Funds Trust (the “Trust”), hereby constitute and appoint J. Steven Orr, President of the Trust, Joel Colpitts, Treasurer of the Trust, Neil Rajan, Secretary of the Trust, Karen Jacoppo-Wood, Assistant Secretary of the Trust, and Allison M. Fumai, Stephanie A. Capistron, and Stephen T. Cohen, Counsel at Dechert LLP, as the Trust’s true and lawful attorneys and agents with full power to sign for me in his or her capacity, on any or all Registration Statements and amendments thereto, including without limitation a Registration Statement on Form N-1A, and such other filings as may be appropriate, with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to the Trust, and hereby ratify and confirm my signatures as they may be signed by said attorneys and agents.

I hereby declare that a photostatic, xerographic or other similar copy of this original instrument shall be as effective as the original.

IN WITNESS WHEREOF, this 23 day of April, 2026.

/s/ Jocelyn E. Kukulka
Jocelyn E. Kukulka

TEXAS CAPITAL FUNDS TRUST

POWER OF ATTORNEY

I, Eduardo Margain, as a Trustee of Texas Capital Funds Trust (the “Trust”), hereby constitute and appoint J. Steven Orr, President of the Trust, Joel Colpitts, Treasurer of the Trust, Neil Rajan, Secretary of the Trust, Karen Jacoppo-Wood, Assistant Secretary of the Trust, and Allison M. Fumai, Stephanie A. Capistron, and Stephen T. Cohen, Counsel at Dechert LLP, as the Trust’s true and lawful attorneys and agents with full power to sign for me in his or her capacity, on any or all Registration Statements and amendments thereto, including without limitation a Registration Statement on Form N-1A, and such other filings as may be appropriate, with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to the Trust, and hereby ratify and confirm my signatures as they may be signed by said attorneys and agents.

I hereby declare that a photostatic, xerographic or other similar copy of this original instrument shall be as effective as the original.

IN WITNESS WHEREOF, this 23 day of April, 2026.

/s/ Eduardo Margain
Eduardo Margain